                                                                    EXHIBIT 99.2

                     ELECTION FORM AND LETTER OF TRANSMITTAL

                    TO ACCOMPANY CERTIFICATE(S) REPRESENTING
                            SHARES OF COMMON STOCK OF

                          BUSINESS HOLDING CORPORATION

This Election Form and Letter of Transmittal should be completed, signed and returned in the brown envelope, together with your Business Holding Corporation ("BHC") certificate(s) to:

                          SUNTRUST BANK, EXCHANGE AGENT

             By Mail:                             By Overnight Delivery:

           SunTrust Bank                              SunTrust Bank
           P.O. Box 4625                        Stock Transfer Department
      Atlanta, Georgia 30302                        58 Edgewood Avenue
                                                     Room 225, Annex
                                                  Atlanta, Georgia 30303

         DO NOT SEND THE ENCLOSED FORM OR STOCK CERTIFICATE(S) TO BHC OR
                               BANCORPSOUTH, INC.
                      For Information Call: 1-800-568-3476
     Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

     In connection with the merger agreement between BancorpSouth, Inc. ("BXS") and BHC, you have been asked to elect the form of merger consideration you wish to receive and to send to the exchange agent certificate(s) for shares of common stock of BHC as described below.

COMPLETING AND RETURNING THIS ELECTION FORM AND LETTER OF TRANSMITTAL IS NOT CASTING A VOTE WITH RESPECT TO THE APPROVAL OF THE MERGER AGREEMENT AT THE SPECIAL MEETING OF THE BHC SHAREHOLDERS, NOR DOES IT SATISFY ANY OF THE REQUIREMENTS FOR THE ASSERTION OF DISSENTERS' RIGHTS. IN ORDER TO VOTE ON THE MERGER AGREEMENT, YOU SHOULD COMPLETE, SIGN AND SEND THE ACCOMPANYING PROXY CARD TO BHC IN THE ENCLOSED WHITE POSTAGE PAID BUSINESS REPLY ENVELOPE, OR ATTEND IN PERSON THE SPECIAL MEETING OF BHC SHAREHOLDERS.

PLEASE READ AND FOLLOW CAREFULLY THE ACCOMPANYING INSTRUCTIONS FOR BOTH THE ELECTION AND THE TRANSMITTAL OF YOUR CERTIFICATE(S).

                                PART I. ELECTION

               IMPORTANT INFORMATION WITH RESPECT TO THE ELECTION

         If you wish to make an election with respect to the form of consideration to be received for any or all of your shares of BHC stock, you must (i) complete the election form and sign in the space provided and (ii) mail or deliver the completed election form in the enclosed brown envelope to the exchange agent at one of the addresses listed above. Please also use the enclosed brown envelope, addressed to the exchange agent, to return:

         o    all of your BHC stock certificates; and
         o    the letter of transmittal.

         ALL BHC STOCK CERTIFICATES MUST BE SUBMITTED NO MATTER WHAT ELECTION YOU MAKE. If any of your BHC stock certificates are held by a broker, bank or other nominee, please review the instructions below on what to do with respect to those shares. If the merger agreement is not approved, the exchange agent will return your BHC stock certificates to you.

         TO MAKE AN EFFECTIVE ELECTION, THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY SUNTRUST BANK, THE EXCHANGE AGENT, NO LATER THAN 5:00 P.M., EASTERN STANDARD TIME, ON DECEMBER 17, 2004. ANY SHARES OF BHC STOCK FOR WHICH YOU DO NOT MAKE AN ELECTION BY THEN WILL BE CONVERTED INTO SUCH FORM OF CASH AND/OR SHARES OF BXS STOCK AS BXS SHALL DETERMINE CONSISTENT WITH THE TERMS OF THE MERGER AGREEMENT.

You may elect to receive cash of $26.00 per share, or a number of shares of BXS stock determined by the exchange ratio (as described in the merger agreement), or a combination of cash and shares of BXS stock. Your ability to receive cash is subject to certain limitations, and the number of shares for which you elect to receive cash may be reduced in certain circumstances, all as described in the accompanying Proxy Statement/Prospectus.

         You elect, as indicated in the form below, to have the specified number of your shares of common stock of BHC converted, at the effective time of the merger, into the consideration of cash, shares of BXS stock or a combination of cash and shares of BXS stock indicated below. Your options are as follows:

         o To exchange all shares of BHC stock for cash;

         o To exchange all shares of BHC stock for BXS stock; or

         o To exchange some shares of BHC stock for cash and some shares of BHC stock for shares of BXS stock.

         You should understand that this election is subject to the terms, conditions and limitations in the merger agreement and described in the accompanying Proxy Statement/Prospectus.

         CHECKS FOR YOUR CASH AND THE BXS STOCK CERTIFICATES WILL NOT BE SENT TO YOU UNTIL AFTER THE MERGER HAS BEEN COMPLETED AND THE EXCHANGE AGENT HAS RECEIVED ALL ADDITIONAL DOCUMENTS IT MAY REQUIRE. NO INTEREST WILL ACCRUE OR BE PAYABLE ON THE MERGER CONSIDERATION.

         NOTE: DIFFERENT ELECTIONS HAVE DIFFERENT TAX CONSEQUENCES. FOR INFORMATION ON THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF MAKING A GIVEN ELECTION, SEE "THE MERGER -- MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. HOLDERS OF BHC STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING TAX REPORTING REQUIREMENTS AND TAX CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN LAW.

         The election procedures are described in the merger agreement and summarized in the accompanying Proxy Statement/Prospectus under "THE MERGER AGREEMENT -- Terms of the Merger," "-- Cash or Stock

Election" and "-- Election Procedures; Surrender of Stock Certificates." You should review those documents for a complete and accurate description of the process for determining the merger consideration you will receive. The merger agreement provides that between 40% and 49% of the outstanding shares of BHC stock will be exchanged for cash consideration, and between 51% and 60% of the outstanding shares of BHC stock will be exchanged for shares of BXS stock, subject to a tax-related adjustment. In general, if more than 49% of the shares of BHC stock elect or otherwise are to receive cash, the amount of cash that you will have the right to receive will be adjusted on a pro rata basis so that, in the aggregate, 49% of the shares of BHC stock will be converted into cash and the remaining 51% will be converted into shares of BXS stock. In general, if more than 60% of the outstanding shares of BHC stock elect or otherwise are to receive shares of BXS stock, the amount of BXS stock that you will receive will be adjusted on a pro rata basis so that, in the aggregate, 60% of the shares of BHC stock will be converted into shares of BXS stock and the remaining 40% will be converted into cash.

         As a result, you may receive a different combination of consideration than you elected, based on the choices made by other BHC shareholders. Therefore, even if you make a cash election, there is no assurance that you will receive cash, and even if you make a stock election, there is no assurance that you will receive shares of BXS stock.

         The exchange agent reserves the right to deem that you have not made an election if:

         o You fail to follow the instructions with respect to the election form or otherwise fail to properly make an election; or

         o A completed election form is not received by the exchange agent by the election deadline of 5:00 p.m., Eastern Standard Time, on December 17, 2004.

                       INSTRUCTIONS FOR MAKING AN ELECTION

         1. TIME IN WHICH TO MAKE AN ELECTION. For an election to be validly made, the exchange agent must receive the election form, properly completed and signed, at one of the addresses set forth on the front of this document before 5:00 p.m., Eastern Standard Time, on December 17, 2004. Any shareholder whose election form is not so received will receive such form of cash and/or shares of BXS stock as BXS shall determine consistent with the terms of the merger agreement. None of BHC, BXS or the exchange agent have any obligation to notify you or anyone else if the exchange agent has not received documents or your BHC stock certificate(s) or that the documents you submitted have not been properly completed, and none of BHC, BXS or the exchange agent will incur any liability for any failure to give such notification. Until any documents the exchange agent may require are received by it at one of the addresses set forth on the front of this document, the shareholder will not receive a check or any certificates of BXS stock. The merger consideration will not be sent until the merger is completed, and no interest shall accrue or be payable on such amount.

         2. CHANGE OR REVOCATION OF ELECTION. A BHC shareholder who has made an election may, at any time before the election deadline, change or revoke his election by submitting to the exchange agent a revised election form, properly completed and signed. After the election deadline, a holder of BHC stock may not change or revoke his or her election unless the merger agreement is terminated.

         3. FORMS OF ELECTION BY NOMINEES. Any registered holder of BHC stock who is a nominee for more than one beneficial owner (provided that shares of BHC stock held in one account by joint owners will be deemed owned by one beneficial owner) must submit a separate election form for each distinct beneficial owner. Upon the request of BXS, such registered holder will be required to certify to the satisfaction of BXS that he, she or it holds those shares subject to an election as nominee for the beneficial owner covered by such election form and for no other beneficial owner(s).

         4. DELIVERY OF ELECTION FORM. The properly completed and signed copy of the election form should be delivered to the exchange agent at one of the addresses set forth above. The method of delivery of the election form is at the option and risk of the shareholder. All questions as to the validity, form and eligibility of any election form will be determined by BXS, and its determination shall be final and binding. BXS has the absolute right to reject any and all election forms which it determines are not in proper form or to waive minor irregularities in any election form. All elections will be considered in accordance with the terms and conditions of the merger agreement. If there is any inconsistency or conflict between the election form and the merger agreement, the merger agreement shall control.

         5. SIGNATURES ON ELECTION FORM. If the election form is signed by the registered holder of certificate(s), the signature must correspond exactly with the name written on the face of the certificate(s) without any change whatsoever. If the certificate(s) is owned of record by two or more joint owners, all such owners must sign. If any shares are registered in different names on several certificate(s), it will be necessary to complete, sign and submit as many separate election forms as there are different registrations. If the election form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person must so indicate when signing, must give his or her full title in such capacity, and must provide evidence satisfactory to the exchange agent of his or her authority to so act. The exchange agent will not deliver the merger consideration until the registered holder complies with all of these instructions.

         6. STOCK TRANSFER TAXES. If any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the registered holder, such transferee or assignee must pay such tax to the exchange agent or must establish to the satisfaction of exchange agent that such tax has been paid or is not applicable.

         7. VOTING RIGHTS AND DIVIDENDS. Holders of BHC stock will continue to have the right to vote, and to receive all dividends paid on, all shares of BHC stock until the merger becomes effective.

         8. LOST OR DESTROYED CERTIFICATES. If any of your BHC stock certificates has been lost, stolen or destroyed, circle the missing certificate number on the certificates list in Item 2 of the election form (Description of

Shares of BHC stock) and check the box in Item 3 (Lost or Destroyed Certificates). Promptly return the certificate(s) that you do have along with the election form in the enclosed brown envelope. You will receive replacement instructions for lost, stolen or destroyed certificates after the BHC shareholders special meeting, which will involve the execution of lost certificate affidavits, the issuance of replacement certificates and, if required by BXS, provision of a lost instrument bond. If you properly complete this documentation to the satisfaction of BXS, your election with respect to the lost, stolen or destroyed certificates will be honored.

         9. ADDITIONAL COPIES. Additional copies of the election form may be obtained from the exchange agent at the mailing address set forth on the front of the election form and letter of transmittal or by calling 1-800-568-3476.

         10. INQUIRIES. All questions regarding the election form should be directed to the exchange agent at the mailing address set forth above or by telephone at 1-800-568-3476.

         11. NON-CONSUMMATION OF MERGER. Consummation of the merger is subject to the satisfaction of certain conditions, including regulatory approvals. If the merger agreement is terminated for any reason, all elections will be void and of no effect, and the exchange agent will return all BHC certificates to their record owners.

                                  ELECTION FORM

1.       ELECTION.

         [ ]  EXCHANGE ALL SHARES FOR CASH.


         [ ]  EXCHANGE ALL SHARES FOR STOCK.


         [ ] EXCHANGE _______ SHARES FOR CASH AND THE BALANCE FOR STOCK. (Please write the number of shares that you would like to exchange for cash in the blank space above.)

2.       DESCRIPTION OF SHARES.

                                                                                   No. of Shares
         Name(s) and Address(es) of Registered Holder(s)         Certificate      Represented by
         (Print exactly as name appears on Certificate)            Number          Certificate
         ----------------------------------------------          -----------      --------------

         --------------------------------------------------      ------------     --------------

         --------------------------------------------------      ------------     --------------

         --------------------------------------------------      ------------     --------------

         --------------------------------------------------      ------------     --------------

         --------------------------------------------------      ------------     --------------

         --------------------------------------------------      ------------     --------------

3. LOST OR DESTROYED CERTIFICATES. If certificates have been lost, stolen or destroyed, please check here [ ] and circle the missing certificate number(s) in
Item 2 above. The exchange agent will send you additional documents to complete.

4.       SIGN HERE:

Signature(s) of Registered Holder(s)

         --------------------------------------------------

         --------------------------------------------------


(Must be signed by registered holder(s) exactly as name(s) appear(s) on such holder's BHC stock certificate(s). If signed by a trustee, executor, administrator, guardian, officer, attorney-in-fact or other person acting in a fiduciary or representative capacity, the capacity of the person should be indicated. See Instruction 5.) (Attach additional pages if necessary.)

Date  _________________________, 2004

Name(s)

        -----------------------------       ------------------------------------
                  (Please print)

Address(es)


        -----------------------------       ------------------------------------

        -----------------------------       ------------------------------------


Telephone Number(s)


        -----------------------------       ------------------------------------


Capacity (Full title)


        -----------------------------       ------------------------------------

                         PART II. TRANSMITTAL OF SHARES

                       INSTRUCTIONS FOR EXCHANGING SHARES


         1. GENERAL. Please do not send your stock certificate(s) directly to BHC or BXS. The BHC stock certificate(s), together with this document, properly signed and completed, or a facsimile copy hereof, and any supporting documents (see Instruction 2), should be mailed in the enclosed brown envelope, or otherwise delivered to the exchange agent at either of the addresses listed on the front of this document. The method of transmitting the BHC stock certificate(s) is at your option and risk, but if delivery is by mail, then registered mail with return receipt requested, properly insured, is suggested. All questions as to whether stock certificates have been correctly submitted will be determined by BXS, and its determination shall be final and binding.

         2. SIGNATURES. The signature (or signatures, in the case of certificates for shares owned by two or more joint holders) below should correspond exactly with the name(s) as written on the face of the BHC stock certificate(s) surrendered, unless the shares described below have been assigned by the registered holder or holders thereof, in which event the letter of transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" box is completed, then the signature(s) must be guaranteed as specified in Instruction 3 below.

         If the letter of transmittal, or any endorsement or stock power required by Instruction 3, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the exchange agent, you will be advised by letter.

         3. ENDORSEMENT OF CERTIFICATE(S); MEDALLION GUARANTEE. If the BXS stock certificates and/or checks are to be issued in the same name as the registered holder(s) of the surrendered BHC stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers and the signature(s) need NOT be guaranteed. If, however, any BXS stock certificate and/or a check is to be issued in a name different from that of the registered holder(s), then (i) the BHC certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP, (iii) the person surrendering such certificate(s) must remit to the exchange agent the amount of any transfer or other taxes payable by reason of the issuance or payment to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the exchange agent that such tax has been paid or is not applicable, and (iv) the "Special Issuance Instructions" box must be completed.

         4. LOST OR DESTROYED COMMON STOCK CERTIFICATES. If any of your BHC certificates have been lost, stolen or destroyed, please check the box on the front, fill in the blank to show the number of shares and return the certificate(s) that you do have along with the document in the enclosed brown envelope. You will be instructed as to the steps you must take in order to receive a certificate for BXS stock and/or a check in accordance with the merger agreement. Such steps will involve the execution of lost certificate affidavits, the issuance of replacement certificates and, if required by BXS, provision of a lost instrument bond.

         5. ADDITIONAL COPIES. Additional copies of the letter of transmittal may be obtained from the exchange agent at the mailing address set forth above or by telephone at 1-800-568-3476.

         6. INQUIRIES. All questions regarding appropriate procedures for surrendering stock certificate(s) should be directed to the exchange agent at the mailing address set forth above or by telephone at 1-800-568-3476.

         7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If new BXS stock certificate(s) and/or a check are to be issued in the name of someone other than the person(s) signing the letter of transmittal, indicate in Special Issuance Instructions the name and address of the person in whose name such certificate(s) and/or check are to be issued. In such event, follow Instruction 3 above. Indicate in Special Delivery Instructions the name and address to which the new certificate and/or check are to be sent if they are to be sent (i) to someone other than the person(s) signing the letter of transmittal or (ii) to the person(s) signing the letter of transmittal at an address other than that appearing on the label on the front of the letter of transmittal.

         8. FRACTIONAL SHARES. No certificate for fractional shares will be issued. In lieu thereof a BHC shareholder shall be paid an amount in cash (without interest) equal to such fraction multiplied by $22.772.

         9. DIVIDENDS ON SHARES OF BXS STOCK. It is important that the BHC stock certificate(s) be surrendered promptly because UNTIL SO SURRENDERED THE HOLDER THEREOF WILL NOT RECEIVE ANY DIVIDENDS OR OTHER DISTRIBUTIONS ON SHARES OF BXS STOCK. Upon surrender, there shall be paid any dividends or other distributions having a record date after the effective date of the merger and payable between the effective date of the merger and the time of such surrender.

         10. SUBSTITUTE FORM W-9. Each non-exempt shareholder must provide the exchange agent with a correct Taxpayer Identification Number on Substitute Form W-9, which is provided below, to indicate whether the shareholder is subject to backup withholding by checking the appropriate box in Part 2 of the form and to date and sign the form in the spaces indicated. Failure to provide the information on the form may subject the shareholder to a 28% federal income tax withholding on any cash payment. The box in Part 3 of the form may be checked if the shareholder has not been issued a Taxpayer Identification Number and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a Taxpayer Identification Number within 60 days, the exchange agent will withhold 28% of the cash payment until a Taxpayer Identification Number is provided to the exchange agent.

         11. NON-CONSUMMATION OF MERGER. No payments of merger consideration will be made before the consummation of the merger or if the merger agreement is terminated. If the merger agreement is terminated for any reason, the exchange agent will return all BHC stock certificates to their record owners.

                              LETTER OF TRANSMITTAL

Ladies and Gentlemen:

         In connection with the merger agreement between BXS and BHC, I hereby transmit to you for exchange, on the terms and conditions of the merger agreement and this letter of transmittal, certificate(s) for shares of BHC stock as described below.

         Please mail to the undersigned, as instructed below, a new certificate for the number of whole shares of the common stock of BXS and/or the cash (including cash in lieu of fractional shares of BXS stock, if any) to which I am entitled based on the enclosed election form, after any necessary adjustments to the merger consideration pursuant to the terms of the merger agreement.

         I hereby represent and warrant that (i) I am the record owner of the shares represented by the certificate(s) hereby delivered, (ii) I have full right, power, legal capacity and authority to sell, transfer and deliver such certificate(s), free and clear of all liens, charges and encumbrances and not subject to any adverse claims, and (iii) there is no limitation or restriction on the sale, transfer and delivery of such certificate(s). I will, upon request, execute any additional documents necessary or desirable to complete the sale, transfer and cancellation of the shares of BHC stock represented by the certificate(s) hereby delivered.



NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                 CERTIFICATE(S) SURRENDERED
         (PLEASE CORRECT ANY ERRORS)                (ATTACH ADDITIONAL SIGNED SCHEDULE, AS NECESSARY)
------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES
                                                                                      REPRESENTED BY
                                                         CERTIFICATE NO(S).         CERTIFICATE NO(S).
                                                    ---------------------------   --------------------


                                                    --------------------------------------------------

                                                    --------------------------------------------------

                                                    --------------------------------------------------

                                                    --------------------------------------------------


                                                     TOTAL SHARES:
                                                    --------------------------------------------------

[ ] If any of the certificates has been lost, stolen or destroyed, check this box and see Instruction 4. Please fill out the remainder of this letter of transmittal and indicate here the number of shares of BHC stock represented by the lost, stolen or destroyed certificates.

     ___________ (Number of Shares)

         Certificates must be endorsed and signatures guaranteed if the new certificates for shares of BXS stock are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this transmittal form.


            SPECIAL ISSUANCE INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION 3 AND INSTRUCTION 7)                              (SEE INSTRUCTION 7)

   Fill in ONLY if BXS stock and/or check(s) are to            Fill in ONLY if BXS stock and/or check(s) are
be issued in a name other than the name appearing           to be delivered to someone other than the
above.                                                      undersigned or to the undersigned at an address
                                                            other than that shown above.
Name: ---------------------------------------------
      (Please Print: First, Middle & Last Name)             Name: --------------------------------------------
                                                                  (Please Print: First, Middle & Last Name)
Address: ------------------------------------------
        (Number and Street)                                 Address: -----------------------------------------
                                                                    (Number and Street)
---------------------------------------------------
(City, State)                            (Zip Code)         --------------------------------------------------
                                                            (City, State)                           (Zip Code)
---------------------------------------------------
(Tax Identification or Social Security Number)

         BXS hereby reserves the absolute right to reject any and all certificates or letters of transmittal not in proper form or to waive any irregularities or defects in the surrender of any certificates, and its interpretation of the terms and conditions of the merger agreement and this letter of transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive my death or incapacity, and all of my obligations hereunder shall be binding on my heirs, personal representatives, successors or assigns.

PLEASE SIGN HERE

X-------------------------------------------- Dated:----------------------, 2004

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) to whom the shares of BHC stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and endorse proper evidence of authority to so act.) (See Instruction 2.)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)


--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

Signature(s) Guaranteed by
                           -----------------------------------------------------
                                      (Only if required. See Instruction 3.)


--------------------------------------------------------------------------------
             (If Required, Title of Officer Signing this Guarantee)


--------------------------------------------------------------------------------
             (If Required, Name of Guaranteeing Firm - Please Print)


--------------------------------------------------------------------------------
                   (If Required, Address of Guaranteeing Firm)

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax law, a shareholder must provide the exchange agent with the shareholder's current Taxpayer Identification Number ("TIN") on Substitute Form W-9. If such shareholder is an individual, the TIN is her or her social security number. If the exchange agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS. In addition, any cash payment made to such shareholder may be subject to backup withholding at the rate of 28%.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the exchange agent. See the Guidelines for Certification of TIN on Substitute Form W-9 below for additional instructions.

         If backup withholding applies, the exchange agent is required to withhold 28% of any cash payment made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in any overpayment of taxes, a refund from the IRS may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on any cash payment made to a shareholder, the shareholder is required to notify the exchange agent of his or her correct TIN by completing the attached Substitute Form W-9 and certifying that the TIN provided on the form is correct (or that such shareholder is awaiting a TIN). In addition, the shareholder must complete Part 2 of the form, check the appropriate box, and date and sign as indicated.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The shareholder is required to give the exchange agent the social security number or employer identification number of the record owner of the shares being surrendered. If the shares are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of TIN on Substitute Form W-9 below for additional guidance on which number to report.

                        PAYER'S NAME: BANCORPSOUTH, INC.

--------------------------------------------------------------------------------------------------------------

                                                                              _____________________________
      SUBSTITUTE         Part 1 -- PLEASE PROVIDE YOUR TIN IN THE                Social Security Number
       Form W-9          BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING
                         BELOW.                                            OR _____________________________
                                                                               Employer Identification Number

                         -------------------------------------------------------------------------------------
                         Part 2 -- Check the box below. I am (we are) NOT  subject to backup withholding under the Internal Revenue Code because (a) I am (we are) exempt from backup withholding, or (b) I (we) have not been notified that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal
                         Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.

                                                 [ ] Correct [ ] Not Correct

                         -------------------------------------------------------------------------------------
                         CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT
  Payer's Request for    THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND           Part 3 --
Taxpayer Identification  COMPLETE. I AM A U.S. PERSON.                                    [ ] Awaiting TIN
         Number
        ("TIN")          SIGNATURE:___________________________________________

                         DATE: ______________________________________, 200____

--------------------------------------------------------------------------------------------------------------

For assistance in completing this form, call SunTrust Bank at 1-800-568-3476 and also see Instruction 10 and "Important Tax Information" above.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES OF BHC STOCK SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 28% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

________________________________________________________      ___________, 2004
                        Signature                                 Date

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


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:            GIVE THE
                                     SOCIAL SECURITY
                                     NUMBER OF  -
--------------------------------------------------------------------------------

1.     An individual's account       The individual

2.     Two or more individuals       The actual owner of the
       (joint account)               account or, if combined
                                     funds, any one of the
                                     individuals(1)

3.     Husband and wife (joint       The actual owner of the
       account)                      account or, if joint
                                     funds, either person(1)

4.     Custodian account of a minor  The minor(2)
       (Uniform Gift to Minors Act)

5.     Adult and minor (joint        The adult or, if the
       account)                      minor is the only
                                     contributor, the minor(1)

6.     Account in the name of        The ward, minor or
       guardian or committee for a   incompetent person(3)
       designated ward, minor or
       incompetent person

7.     a.  The usual revocable       The grantor trustee(1)
           savings trust account
           (grantor is also
           trustee)

       b.  So-called trust account   The actual owner(1)
           that is not a legal or
           valid trust under State
           law

8.     Sole proprietorship or        The owner(4)
       single-owner limited
       liability company account

--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:            GIVE THE EMPLOYER
                                     IDENTIFICATION
                                     NUMBER OF  -
--------------------------------------------------------------------------------

9.   A valid trust, estate or        Legal entity (Do not
     pension trust                   furnish the identifying
                                     number of the personal
                                     representative or
                                     trustee unless the legal
                                     entity itself is not
                                     designated in the
                                     account title.)(5)


10.  Corporate or limited            The corporation
     liability company electing
     corporate status on Form 8832

11.  Religious, charitable or        The organization
     educational organization
     account

12.  Partnership or multi-member     The partnership
     limited liability company

13.  Association, club or other      The organization
     tax-exempt organization

14.  A broker or registered nominee  The broker or nominee


15.  Account with the Department     The public entity
     of Agriculture in the name of
     a public entity (such as a
     State or local government,
     school district or prison)
     that receive agricultural
     program payments

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(5)  List first and circle the name of the legal trust, estate or pension trust.

     NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

     o An organization exempt from tax under section 501(a) or an individual retirement plan.

     o    The United States or any agency or instrumentality thereof.

     o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     o An international organization or any agency, or instrumentality thereof.

Other Payees MAY be exempt from backup withholding:

     o    A corporation.

     o    A financial institution.

     o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under section 584(a).

     o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

     o An entity registered at all times under the Investment Company Act of 1940.

     o    A foreign central bank of issue.

     o Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6049 and 6050N.

DIVIDENDS AND PATRONAGE DIVIDENDS.

     o    Payments to nonresident aliens subject to withholding under section
          1441.

     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     o Payments of patronage dividends where the amount received is not paid in money.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

INTEREST PAYMENTS.

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o    Payments described in section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under section 1451.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

Exempt payees described above should file FORM W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.